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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 2003


                       AMERIQUEST MORTGAGE SECURITIES INC.

                  (as depositor under the Pooling and Servicing
                Agreement, dated as of May 1, 2003, providing for
                    the issuance of Asset-Backed Pass-Through
                          Certificates, Series 2003-6)


                       Ameriquest Mortgage Securities Inc.
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             (Exact name of registrant as specified in its charter)
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        Delaware                    333-103335              33-0885129
        --------                    ----------              ----------
(State or Other Jurisdiction of  (Commission File Number)  (I.R.S. Employer
        Incorporation)                                    Identification Number)

   1100 Town & Country Road, Suite 1100
         Orange, California 92868                          92868
         ------------------------                          -----
 (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:  (714) 564-0600

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                                       -2-

 Item 5.          OTHER EVENTS


Description of the Certificates and the Mortgage Pool

         Ameriquest Mortgage Securities Inc. (the "Registrant") plans a series of certificates, entitled Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2003-6 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of May 1, 2003, among the Registrant as depositor, Ameriquest Mortgage Company as master servicer and Deutsche Bank National Trust Company as trustee. The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first lien fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         UBS Warburg LLC (the "Underwriter") have advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.






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                                       -3-

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS


                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         Exhibit No.           Description
         -----------           -----------

              99.1            Computational Materials (as defined in
                              Item 5) that have been provided by UBS
                              Warburg LLC to certain prospective
                              purchasers of Ameriquest Mortgage
                              Securities Inc. Asset- Backed
                              Pass-Through Certificates, Series
                              2003-6.






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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 30, 2003

                                          AMERIQUEST MORTGAGE SECURITIES INC.


                                          By:   /s/ John P. Grazer
                                             ------------------------
                                          Name:     John P. Grazer
                                          Title:    CFO




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                                       -5-

                                Index to Exhibits




                                                                   Sequentially
    Exhibit No.            Description                             Numbered Page
    -----------            -----------                             -------------
        99.5               Computational Materials (as defined in       P
                           Item 5) that have been provided by UBS
                           Warburg LLC to certain prospective
                           purchasers of Ameriquest Mortgage
                           Securities Inc. Asset-Backed
                           Pass-Through Certificates, Series
                           2003-6.



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                                  EXHIBIT 99.5


                                [FILED BY PAPER]